SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 20, 2004
LNB Bancorp, Inc.
(Exact name of the registrant as specified on its charter)

Ohio	34-1406303
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

457 Broadway, Lorain, Ohio	44052 — 1769
(Address of principal executive offices)	(Zip Code)

(440) 244 — 6000

Registrant’s telephone number, including area code
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Item 7. Financial Statements and Exhibits

(a)	Not Applicable
(b)	Not Applicable
(c)	Exhibits
	99	Press Release Announcing Lorain National Bank to Acquire Mortgage One Banc to Expand Market Presence in Consumer Mortgage Lending

ITEM 9. Regulation FD Disclosure

Registrant published and issued a press release announcing Lorain National Bank to Acquire Mortgage One Banc to Expand Market Presence in Consumer Mortgage Lending, dated April 20, 2004, is furnished as Exhibit 99 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC.

Date: April 20, 2004	By: /s/Terry M. White

Terry M. White
Executive Vice President,
Chief Financial Officer and
Corporate Secretary

Exhibit to Form 8 — K
S — K Reference Number (99)
Press Release

LNB Bancorp, Inc. published and issued a Press Release dated April 20, 2004, announcing Lorain National Bank to Acquire Mortgage One Banc to Expand Market Presence in Consumer Mortgage Lending.